UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

KURA SUSHI USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39012	26-3808434
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17461 Derian Avenue, Suite 200 Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (657) 333-4100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KRUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On July 20, 2021, Kura Sushi USA, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with William Blair & Company, L.L.C. and Stephens Inc. as representatives of the Underwriters listed on Schedule I attached thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell 1,100,000 shares of the Company’s Class A Common Stock, $0.001 par value per share (the “Common Stock”), to the Underwriters at a price of $45.00 per share (the “Offering Shares”), and granted an over-allotment option to purchase up to 165,000 shares of the Company’s Common Stock (the “Option Shares” and together with the Offering Shares, the “Shares”). On July 21, 2021, the Underwriters exercised their option to purchase all of the Option Shares.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by the Company in favor of the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The offering and sale of the Common Stock was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-255928) (the “Initial Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), and the Company’s Registration Statement on Form S-3 (Registration No. 333-258060) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Rule 462(b) Registration Statement” and together with the Initial Registration Statement, the “Registration Statement”) filed by the Company with the Commission, including a prospectus supplement dated July 20, 2021, to the base prospectus contained in the Initial Registration Statement, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act. The sale of the Shares pursuant to the Underwriting Agreement closed on July 23, 2021.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 23, 2021, the Company closed on its public offering of an aggregate of 1,265,000 shares of Class A Common Stock. A copy of the press release announcing the closing of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

1.1	Underwriting Agreement, by and between Kura Sushi USA, Inc. and William Blair & Company, LLC and Stephens Inc., as representative of the Underwriters, dated July 20, 2021

5.1	Opinion of Squire Patton Boggs (US) LLP as to the legality of the securities

99.1	Press Release by Kura Sushi USA, Inc. dated July 23, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURA SUSHI USA, INC.

Date: July 23, 2021	By:	/s/ Steven H. Benrubi
	Name:	Steven H. Benrubi
	Title:	Chief Financial Officer, Treasurer and Secretary